EXHIBIT 10.1

AMENDED AND RESTATED
FIRST AMENDMENT TO CREDIT AGREEMENT

AMENDED AND RESTATED FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of November 24, 2008, by and among ATWOOD OCEANICS, INC., a Texas corporation (the “Parent”), ATWOOD OCEANICS PACIFIC LIMITED, a company organized under the laws of the Cayman Islands and a Wholly-Owned Subsidiary of the Parent (the “Borrower”), the lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Parent, the Borrower, the Lenders from time to time party thereto, and the Administrative Agent are parties to a Credit Agreement, dated as of October 26, 2007 (as amended by that certain First Amendment to the Credit Agreement, dated as of August 19, 2008, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.   Amendments to Credit Agreement

1.     Section 8.11(c) of the Credit Agreement is hereby amended by adding an “(x)” after the word “that” in the first line thereof and inserting the text “or (y) a Collateral Rig is transferred to a Wholly-Owned Subsidiary of the Borrower in accordance with Section 9.02(xiii)” after “Section 9.09” in the third line thereof.

2.     Section 9.01 of the Credit Agreement is hereby amended by deleting the phrase “and” from the end of clause (viii), deleting the “.” from the end of clause (ix) and substituting the phrase “; and” therefor, and adding a new clause (x) as follows thereafter:

“Liens on Capital Stock of the Borrower or a Material Subsidiary (other than a Material Subsidiary which is a Subsidiary of the Borrower); provided that the administrative agent for the lenders under any new facility under which Indebtedness is incurred pursuant to Section 9.04(vii) enters into an intercreditor agreement with the form and substance satisfactory to the Administrative Agent.”.

3.     Section 9.02 of the Credit Agreement is hereby amended by deleting the word “and” from the end of clause (xi), deleting the “.” from the end of clause (xii) and substituting the phrase “; and” therefor, and adding a new clause (xiii) as follows thereafter:

“each of the Parent and any of its Subsidiaries may transfer any Rig from the Parent or any of its Subsidiaries to the Borrower or a Wholly-Owned Subsidiary of the Borrower; provided that, in the case of Collateral Rigs, such transfer shall be to a Wholly-Owned Subsidiary of the Borrower and the provisions of Section 8.11 are satisfied in connection therewith”.

4.     Section 9.04 of the Credit Agreement is hereby amended by deleting the phrase “and” from the end of clause (vi), redesignating clause (vii) as clause (viii), and inserting prior to redesignated clause (viii) a new clause (vii) as follows:

“additional Indebtedness of the Parent or any of its Subsidiaries (other than a Subsidiary of the Borrower which owns a Collateral Rig or any direct or indirect interest in any such Subsidiary), including the Borrower, not to exceed $300,000,000 in the aggregate at any one time outstanding; and”.

5.     Section 9.05(viii) of the Credit Agreement is hereby amended by adding an “(a)” before the phrase “the Parent,” and inserting the following phrase at the end thereof:

“and (b) the Borrower may make capital contributions to and acquire Capital Stock in any of its other Wholly-Owned Subsidiaries”.

6.      Section 9.05(ix) of the Credit Agreement is hereby amended by adding an “(a)” before the phrase “the Parent,” and inserting the following phrase at the end thereof:

“and (b) the Borrower may make Investments in any of its other Wholly-Owned Subsidiaries”.

7.     Section 9.10(i) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

“provided that amendments, modifications or changes to the relevant organization documents of any Material Subsidiary shall be permitted to reflect any Liens permitted pursuant to Section 9.01”.

8.     Section 9.14(b) of the Credit Agreement is hereby amended by deleting the phrase “and (v)(y),” immediately prior to clause (ii) thereof and inserting the phrase “, (v)(y) and (vii),” in lieu thereof.

II.     Miscellaneous Provisions.

            1.     In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined herein) before or after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First

Amendment Effective Date both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

            2.     The Credit Agreement is modified only by the express provisions of this First Amendment and this First Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document except as specifically set forth herein.

             3.     The Lenders hereby authorize the Administrative Agent to (a) enter into an intercreditor agreement with the administrative agent for the lenders under any new facility under which Indebtedness is incurred pursuant to Section 9.04(vii) of the Credit Agreement as amended hereby and (b) execute any documents consenting to Permitted Liens (as defined in the Credit Agreement as amended hereby) and any amendments to the organizational documents of the Borrower required in connection therewith.

            4.     This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

             5.     THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

             6.     This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Borrower, each other Credit Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com ).

                7.     From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

ATWOOD OCEANICS, INC.

By: /s/ James M. Holland
Name: James M. Holland
Title:  Senior Vice President

ATWOOD OCEANICS PACIFIC LIMITED

By: /s/ Bruce Young
Name: Bruce Young
Title: Director

Signature page to First Amendment to Atwood 2007 Credit Agreement

NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
Individually and as Administrative Agent

By: /s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

By: /s/ Martin Kahm
Name: Martin Kahm
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF NOVEMBER 24, 2008, AMONG ATWOOD OCEANICS, INC., ATWOOD OCEANICS PACIFIC LIMITED, VARIOUS LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Nordea Bank Norge ASA/Grand Cayman Branch

By: /s/ Martin Lunder
Name: Martin Lunder
Title:  Senior Vice President

By: /s/ Martin Kahm

Name:  Martin Kahm

Title:  Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF NOVEMBER 24, 2008, AMONG ATWOOD OCEANICS, INC., ATWOOD OCEANICS PACIFIC LIMITED, VARIOUS LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

HSH NORDANK

By: /s/ TeBmer
Name: TeBmer
Title:  Vice President

By: /s/ Kai Braunsdorf

Name:  Kai Braunsdorf

Title:  Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF NOVEMBER 24, 2008, AMONG ATWOOD OCEANICS, INC., ATWOOD OCEANICS PACIFIC LIMITED, VARIOUS LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Whitney National Bank

By: /s/ Harry C. Stahel
Name: Harry C. Stahel
Title:  Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF NOVEMBER 24, 2008, AMONG ATWOOD OCEANICS, INC., ATWOOD OCEANICS PACIFIC LIMITED, VARIOUS LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Fortis Capital Corp

By: /s/ Carlos Del Marmol
Name: Carlos del Marmal
Title:  Head of International Desk N.A

By: /s/ Joe Maxwell

Name:  Joe Maxwell

Title:  Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF NOVEMBER 24, 2008, AMONG ATWOOD OCEANICS, INC., ATWOOD OCEANICS PACIFIC LIMITED, VARIOUS LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Bayerische Hypo-und Vereinsbank AG

By: /s/ Taubken
Name: Taubken
Title:  Relationship Manger

By: /s/ Sabine Kohler

Name:  Sabine Kohler

Title:  Vice President